        KNOW ALL MEN BY THESE PRESENTS,  that undersigned hereby constitutes and appoints each and any of Jubal Thompson,  Christopher A. Davis, and Sara
        J.  Magner his true and  lawful  attorney-in-fact  and agent,  with full power of  substitution  and re-  substitution,  for him and in his name, place and stead,  in any and all  capacities  (until revoked in writing)
        to:

        1. Sign any and all instruments,  certificates and documents appropriate or  required to be  executed  on behalf of the  undersigned  pursuant to sections 13 and 16 of the  Securities  Exchange Act of 1934,  as amended
        (the  "Exchange   Act"),   and  any  and  all  regulations   promulgated
        thereunder,  and to file the same,  with all exhibits  thereto,  and any other  documents  in  connection  therewith,  with  the  Securities  and
        Exchange  Commission (the "SEC"),  and with any other entity when and if such is mandated by the  Exchange  Act or by the Bylaws of the  National
        Association of Securities Dealers;

        2. prepare, execute, acknowledge,  deliver and file a Form ID (including any  amendments  or  authentications  thereto) with respect to obtaining
        EDGAR codes, with the SEC;

        3. seek or  obtain,  as the  representative  of the  undersigned  and on behalf of the  undersigned,  information  on  transactions  in  Comstock
        Homebuilding  Companies,  Inc. (the "Company") securities from any third party,  including  brokers,  employee  benefit plan  administrators  and trustees,  and the  undersigned  hereby  authorizes  any such  person to
        release  any  such  information  to  such   attorneys-in-fact   and  the
        undersigned approves and ratifies any such release of information; and

        4.  perform  any and all  other  acts  which in the  discretion  of such attorneys-in-fact  are  necessary or desirable  for and on behalf of the undersigned in connection with the foregoing.

        The undersigned acknowledges that:

        1.  this  Power of  Attorney  authorizes,  but does  not  require,  such attorneys-in-fact  to act in their discretion on information provided to
        such   attorneys-in-fact   without  independent   verification  of  such
        information;

        2. any documents prepared and/or executed by such  attorneys-in-fact  on behalf of any of the undersigned pursuant to this Power of Attorney will be in such form and will contain such information and disclosure as such
        attorney-in-fact,   in  his  or  her  discretion,   deems  necessary  or
        desirable;

        3.  neither  the  Company  nor such  attorneys-in-fact  assumes  (a) any liability  for  responsibility  to comply with the  requirements  of the
        Exchange  Act for any of the  undersigned,  (b)  any  liability  for any failure to comply with such requirements for any of the undersigned,  or
        (c) any  obligation or liability for profit  disgorgement  under Section
        16(b) of the Exchange Act for any of the undersigned; and

        4. this Power of Attorney does not relieve any of the  undersigned  from responsibility for compliance with each of the undersigned's obligations under the Exchange  Act,  including  without  limitation  the  reporting requirements under Sections 13 and 16 of the Exchange Act.

        The undersigned hereby gives and grants the foregoing  attorneys-in-fact full power and  authority  to do and perform all and every act and thing whatsoever  requisite,  necessary or appropriate to be done in and about the  foregoing  matters as fully to all intents and  purposes as each of the  undersigned  might or  could  do if  present,  with  full  power of
        substitution   and   revocation,   hereby   ratifying   all  that   such
        attorney-in-fact,  or such attorney-in-fact's substitute or substitutes, of, for and on behalf of each of the  undersigned,  shall lawfully do or cause to be done by  virtue of this  Power of  Attorney.  This  Power of
        Attorney  shall remain in full force and effect until revoked by each of the undersigned in a signed writing delivered to such attorneys-in-fact.

        IN WITNESS  WHEREOF,  each of the  undersigned  has caused this Power of
        Attorney to be executed as of this 4th day of June, 2007.

               /s/ Jeffrey Dauer
               -------------------------
               Signature
        Name:  Jeffrey Dauer